UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

Lonestar Resources US Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (817) 921-1889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Note Regarding Non-GAAP Financial Measures

The Company Presentation attached as an exhibit hereto contains certain references to Adjusted EBITDAX, which is a non-GAAP financial measure, as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LONESTAR RESOURCES US, INC. (Registrant)

Date: August 22, 2016	By:	/s/ Frank D. Bracken III
Frank D. Bracken, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company Presentation